UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                   FORM 8-K/A



Current Report Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934




        Date of Report (Date of Earliest Event Reported): October 20,1997



          Commission file number   333-19183



           JYRA RESEARCH INC ( A Development Stage Enterprize )
          -----------------------------------------------------
          (Exact name of registrant as specified in its charter)




Delaware                                              98-0167341
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(State or other jurisdiction of           (I.R.S. Employer Identification No.)
incorporation or organization)




HAMILTON HOUSE,111 MARLOWES, HEMEL HEMPSTEAD, HERTFORDSHIRE    HP1 1BB  UK
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(address of principal executive offices)                      (Zip Code)



                           (44) 1442 403600
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           (Registrant's telephone number, including area code)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On October 21, 1997, the Registrant engaged Ernst & Young, to act as the Registrant's independent certified public accountant. Ernst & Young replaces Faw Casson & Co. LLP who the Registrant terminated its relationship with on October 20, 1997.

         Since the registrant appointed Faw Casson & Co. LLP. on July 8, 1996, there have been no disagreements with Faw Casson & Co. LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events. The Auditors Report on the financial Statements for the Registrants first Audited Year End December 31, 1996 prepared by Faw Casson & Co. LLP did not contain any adverse opinion or a disclaimer of opinion.

         The Registrant, due to its desire to operate on an international basis, especially in the USA and United Kingdom, has concluded that the company as a whole would be better served by an accounting firm with international presence and knowledge of international generally accepted auditing standards GAAP. Faw Casson & Co LLP is not an international practice and therefore is unable to fulfil this role without employing additional International Accountancy Firms. The Registrant believes this to be uneconomical and ineffective based on the anticipate future need for international advice and services. At the request of the board members the Registrant terminated its relationship with Faw Casson & Co. LLP and engaged Ernst & Young.

         The Registrant has authorized Faw Casson & Co. LLP to respond fully to the inquiries of Ernst & Young and has requested that Faw Casson & Co. LLP provide the Registrant with a letter addressed to the SEC, as required by
Item 304(a)(3) of Regulation S-K, so that the Registrant can file such letter with the SEC within ten business days after the filing of the report.




ITEM 4.    Financial Statements and Exhibits


1.         Letter dated November 13, 1997 from previous Auditors,
           Faw Casson & Co. LLP.

                                   SIGNATURES



Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   JYRA RESEARCH INC
                                   (Registrant)


                                              By: /s/ Paul Robinson
                                                  ____________________
                                                  Paul Robinson
                                                  President & CEO

                                                  November 14, 1997





                                              By: /s/ Roderick Adams
                                                  _____________________
                                                  Roderick Adams
                                                  Chief Financial Officer,
                                                  Director (Principal Financial
                                                  and Accounting Officer)

                                                  November 14, 1997